OTHER INCOME, NET (Tables)	12 Months Ended
Dec. 31, 2024
Other Income Net
SCHEDULE OF OTHER INCOME, NET

	2024	2023	2022
	USD	USD	USD

Sales of side products and spare parts	281,747	619,830	929,780
VAT tax concessions	150,566	449,097	762,327
Gain on disposal of property, plant and equipment	231	3,669	8,423
Gain on lease modification	637	703	-
Others	59,519	40,352	122,632
Total	492,700	1,113,651	1,823,162